UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Forest Oil Corporation

(Name of Registrant as Specified in Its Charter)

Sabine Oil & Gas LLC

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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The management team of Sabine Oil & Gas LLC presented the following presentation to Sabine’s employees on October 27, 2014. Sabine’s management team plans to present same presentation to Forest Oil Corporation’s employees on October 28, 2014.

sabine oil & gas

Forest & Sabine Employee Meetings

October 2014

Agenda

» Business Combination Update

» Organization Structure & Employee Communications

» Integration & Transition Planning Efforts

CONFIDENTIAL

Business Combination Update

» Mailing of proxy materials completed

» Special meeting of shareholders scheduled for November 20, 2014

» Transaction subject to Forest shareholder approval and other closing conditions

» Anticipate the transaction to close in late 2014

CONFIDENTIAL

Organization Structure & Employee Communications

» The new organization structure and select leadership staff were announced on August 6

» We will be communicating status decisions with the remainder of the combined organization over the next week

» Leaders will contact employees in person or by phone with status decisions

» Employees will receive letters confirming status decisions and outlining specific implications of respective decisions

» Where appropriate, transition periods have been generally described in most cases with additional details to follow as specific dates are confirmed

» Please maintain confidentiality with any communications. You may know something before your neighbor or vice-a-versa

CONFIDENTIAL

Employee-Focused Information Forthcoming

» 2015 Benefit Programs for continuing and transition employees

» Private Equity Incentive Plan Education for Sabine heritage staff

» Public Equity Incentive Plan Education for continuing employees

» Worker Adjustment and Retraining Notification Act (WARN) for transition staff in Denver

CONFIDENTIAL

Integration Planning

CONFIDENTIAL

Integration Needs

» For those not going forward with the combined organization, the status letters will contain an estimate of required transition timing

» Primary integration efforts are anticipated to occur within 6 months following closing, individual employees will have varying transition periods based on business needs Transition timing is being measured from the first of 2015

» Integration efforts are critical and will require focus and commitment

CONFIDENTIAL

The Project Management Office (PMO)

» Charged with the centralized management and tracking of Sabine and Forest integration initiatives by establishing tools &

techniques that promote project visibility, coordination, and success

» The majority of projects are expected to involve Systems (data migration, user training, etc.) However, complex and/or critical business processes impacted due to the business combination may also be tracked as a PMO project

» Kick-off meeting between Sabine and Forest for select parties identified from their respective business department is targeted for early November

CONFIDENTIAL

Projected Timeline

Activities Week Week Week Week Q4 Q1 Q2

of of of of 2014 2015 2015

10/20 10/27 11/3 11/10

Sabine Employee Meeting 10/27

@ 1:30

Forest Employee Meeting 10/28

@ 1:00

Employee Status

Discussions/Letters

Formal Launch of PMO

Integration Plans Developed

Target for transaction closing

Execute Integration

Primary Integration Plans Complete

CONFIDENTIAL

Q&A

CONFIDENTIAL

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transactions, Forest Oil Corporation has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”), and each of Sabine Oil & Gas LLC and Forest Oil Corporation also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement and other relevant documents filed by Sabine Oil & Gas LLC and Forest Oil Corporation with the SEC at the SEC’s website at www.sec.gov. You may also obtain Forest’s documents by contacting Forest Oil Corporation’s Investor Relations department at www.forestoil.com or by email at IR@forestoil.com.

PARTICIPANTS IN THE SOLICITATION

Forest Oil Corporation, Sabine Oil & Gas LLC and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Forest Oil Corporation’s directors is available in Forest Oil Corporation’s proxy statement filed with the SEC on March 26, 2014, for its 2014 annual meeting of shareholders, and information about Forest Oil Corporation’s executive officers is available in Forest Oil Corporation’s Annual Report on Form 10-K for 2013 filed with the SEC on February 26, 2014. Information about Sabine Oil & Gas LLC’s directors and executive officers is available in the definitive proxy statement filed by Forest Oil Corporation. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC regarding the proposed transactions. Investors should read the definitive proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from Forest Oil Corporation using the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements concerning the proposed transactions, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of Forest Oil Corporation or Sabine Oil & Gas LLC. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of Forest Oil Corporation to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the SEC by Forest Oil Corporation from time to time, including Forest Oil Corporation’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, including amendments to the foregoing. For additional information on the risks and uncertainties that could impact Sabine Oil & Gas LLC’s business and operations, as well as risks related to the transactions, please see the definitive proxy statement filed by Forest Oil Corporation. The forward-looking statements included in this document are made only as of the date hereof. Neither Forest Oil Corporation nor Sabine Oil & Gas LLC undertakes any obligation to update the forward-looking statements included in this document to reflect subsequent events or circumstances.